UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2012

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	000-00565	99-0032630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Alexander & Baldwin, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on February 25, 2011 in its Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”). The recasting reflects the reclassification of the Company’s second China string (“CLX2”) and various property sales as discontinued operations.

In August 2011, the Company finalized a decision to terminate CLX2 due to the longer-term outlook for sustained high fuel prices and increasingly volatile Transpacific rates. In connection with the termination of this service, the results of operation for the CLX2 component have been reclassified to discontinued operations for all periods presented. Additionally, the revenue and expenses of Arbor Park Shopping Center, a retail property in Texas; Wakea Business Center II, a commercial facility on Maui; and a leased Maui property have been reclassified to discontinued operations since they were sold in 2011.

The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933, recasted information for previously issued financial statements whenever a component of the registrant is reflected as discontinued operations in financial statements for subsequent periods. Accordingly, the Company is revising and including in this Form 8-K the following portions of the Form 10-K:

•	Part II, Item 6. Selected Financial Data;
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•	Part II, Item 8. Financial Statements and Supplementary Data

In order to preserve the nature and character of the disclosures set forth in the Form 10-K, the items included in this Form 8-K have been updated solely for matters relating specifically to the reclassification of CLX2 and the Company’s property sales as discontinued operations as described above. No attempt has been made in the Form 8-K, and it should not be read, to modify or update other disclosures, other than the omission of the “Outlook” section, as presented in the Form 10-K to reflect events or occurrences after the date of the filing of the Form 10-K. Therefore, this Form 8-K should be read in conjunction with the Form 10-K and the Company’s filings made with the SEC subsequent to the filings of the Form 10-K. References in the attached exhibits to the Form 10-K or parts thereof refer to the Form 10-K, except to the extent portions of such Form 10-K have been recast in this Form 8-K, in which case, they refer to the applicable recast portion in this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

23	Consent of Independent Registered Public Accounting Firm

99.1
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 14, 2012

ALEXANDER & BALDWIN, INC.

/s/ Joel M. Wine
Joel M. Wine
Senior Vice President,
Chief Financial Officer and Treasurer